QuickLinks -- Click here to rapidly navigate through this document

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 of Naturade, Inc. (the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

        Very truly yours,

/s/ BILL D. STEWART

Bill D. Stewart Chief Executive Officer

/s/ LAWRENCE J. BATINA
Lawrence J. Batina Chief Financial Officer

Dated: August 14, 2002

QuickLinks

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002